SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                  FORM 8-K/A

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 1, 1998





                          EFI Electronics Corporation
            (Exact name of registrant as specified in its charter)


           Delaware                    0-15967                  75-207220
----------------------------     ---------------------      -------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
       of incorporation)                                    Identification No.)



                             1751 South 4800 West
                           Salt Lake City, UT 84104
         (Address of principal executive offices, including zip code)


                                (801) 977-9009
             (Registrant's telephone number, including area code)

This Amendment No. 1 to the Current Report on Form 8-K dated January 1, 1998 is being filed by EFI Electronics Corporation to provide the financial statements, and pro forma financial information previously omitted from the Report in reliance on Item 7(a)(4).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                          Page

(a) Financial statements of business acquired (EFI Electronics Europe, S.L.):

         Report of Independent Certified Public Accountants .............    2

         Balance Sheets at March 31, 1997 and 1996.......................    3

         Balance Sheets at December 31 and March 31, 1997................    4

         Statements of operations and retained earnings for the Nine
         Months Ended December 31, 1997 and for the Years Ended March
         31, 1997 and 1996...............................................    5

         Statements of Cash Flows for the Nine Months Ended December
         31, 1997 and for the Years Ended March 31, 1997 and 1996 .......    6

         Notes to Financial Statements...................................7 - 9

(b) Pro forma financial information:

         Unaudited Pro Forma condensed combined financial statements
         summary.........................................................   10

         Unaudited Pro Forma Condensed Combined Balance Sheet as of
         December 31, 1997 ..............................................   11

         Unaudited Pro Forma Condensed Combined Statement of Operations for
         the Nine Months Ended December 31, 1997 ........................   12

         Unaudited Pro Forma Condensed Combined Statement of Operations for
         the Year Ended March 31, 1997...................................   13

           Report of Independent Certified Public Accountants



To the Board of Directors of
Efi Electronics Europe, S.L.

We have audited the accompanying balance sheets of Efi Electronics Europe, S.L. as of December 31, 1997 and March 31, 1997 and 1996, and the related statements of operations and retained earnings and cash flows, for the nine months ended December 31, 1997 and for the years ended March 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Efi Electronics Europe, S.L. as of December 31, 1997 and March 31, 1997 and 1996, and the results of its operations and its cash flows for the nine months ended December 31, 1997 and for the years ended March 31, 1997 and 1996, in conformity with generally accepted accounting principles




/s/  UNIAUDIT-GRANT THORNTON

Barcelona, Spain
March 8, 1998

BALANCE SHEETS

                                                                 MARCH 31, 1997           MARCH 31, 1996
                                                                   (Unaudited)             (as Restated)
ASSETS
Current assets:

      Cash and cash equivalents                                    $    249,490            $      46,429
      Receivables (Note 2)                                              360,816                  239,477
      Inventories                                                        25,936                   40,003
      Prepaid expenses                                                    4,948                       -0-
           Total current assets                                         641,190                  325,909
--------------------------------------------------------------------------------------------------------
Property - net (Notes 3 and 4)                                           92,701                   14,368
--------------------------------------------------------------------------------------------------------
           Total assets                                            $    733,891             $    340,277
========================================================================================================

LIABILITIES
Current liabilities:
      Current maturities of capital lease obligations (Note 4)     $     30,241             $         -0-
      Accounts payable                                                  195,675                  257,447
      Due to affiliate                                                  323,712                       -0-
      Accrued liabilities                                                33,270                   22,498
--------------------------------------------------------------------------------------------------------
           Total current liabilities                                    582,898                  279,945

Capital lease obligations, less current maturities (Note 4)              49,176                       -0-
--------------------------------------------------------------------------------------------------------
           Total liabilities                                            632,074                  279,945
--------------------------------------------------------------------------------------------------------
Commitments (Note 5)                                                          -                        -

STOCKHOLDERS' EQUITY
      Common  stock; $8.065 par value; 4,600 shares authorized;
      4,600 shares issued and outstanding                                37,099                   37,099
      Additional paid-in capital                                         12,782                   12,782
      Cumulative foreign currency translation adjustment                (16,727)                  (5,426)
      Retained earnings                                                  68,663                   15,877
--------------------------------------------------------------------------------------------------------
           Total stockholders' equity                                   101,817                   60,332
--------------------------------------------------------------------------------------------------------
           Total liabilities and stockholders' equity              $    733,891             $    340,277
========================================================================================================


                      See notes to financial statements.


BALANCE SHEETS
                                                              DECEMBER 31, 1997           MARCH 31, 1997
ASSETS
Current assets:
      Cash and cash equivalents                                    $    217,095             $    249,490
      Receivables (Note 2)                                              386,029                  360,816
      Inventories                                                       100,881                   25,936
      Prepaid expenses                                                   18,909                    4,948
--------------------------------------------------------------------------------------------------------
           Total current assets                                         722,914                  641,190
--------------------------------------------------------------------------------------------------------
Property - net (Notes 3 and 4)                                           78,770                   92,701
--------------------------------------------------------------------------------------------------------
           Total assets                                            $    801,684             $    733,891
========================================================================================================


LIABILITIES
Current liabilities:
      Current maturities of capital lease obligations (Note 4)     $     27,925             $     30,241
      Accounts payable                                                  121,636                  195,675
      Due to affiliate                                                  530,131                  323,712
      Accrued liabilities                                                 7,120                   33,270
--------------------------------------------------------------------------------------------------------
           Total current liabilities                                    686,812                  582,898
--------------------------------------------------------------------------------------------------------

Capital lease obligations, less current maturities (Note 4)              28,499                   49,176
--------------------------------------------------------------------------------------------------------
           Total liabilities                                            715,311                  632,074
--------------------------------------------------------------------------------------------------------
Commitments (Note 5)                                                          -                        -

STOCKHOLDERS' EQUITY
      Common  stock; $8.065 par value; 4,600 shares authorized;
      4,600 shares issued and outstanding                                37,099                   37,099
      Additional paid-in capital                                         12,782                   12,782
      Cumulative foreign currency translation adjustment                (24,298)                 (16,727)
      Retained earnings                                                  60,790                   68,663
--------------------------------------------------------------------------------------------------------
           Total stockholders' equity                                    86,373                  101,817
--------------------------------------------------------------------------------------------------------
           Total liabilities and stockholders' equity               $   801,684             $    733,891
========================================================================================================











                      See notes to financial statements.


STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                                                              Nine Months Ended         Year Ended March 31,
                                                              December 31, 1997          1997           1996
                                                              -----------------     ------------    -----------


Net sales                                                            $  856,361      $ 1,015,170     $  441,783
Cost of sales                                                           637,708          394,431        125,561
---------------------------------------------------------------------------------------------------------------
     Gross profit                                                       218,653          620,739        316,222
---------------------------------------------------------------------------------------------------------------
Operating expenses:
      Selling, general and
           administrative                                               219,321          357,036        173,500
      Research and development                                               -0-         185,838        120,608
---------------------------------------------------------------------------------------------------------------
           Total operating expenses                                     219,321          542,874        294,108
---------------------------------------------------------------------------------------------------------------
Earnings/(loss) from operations                                            (668)          77,865         22,114
Other income/(expense):
      Interest income                                                     4,273           23,220          1,269
      Interest expense                                                  (12,227)         (21,798)        (2,455)
      Other, net                                                          2,978           (1,947)         1,768
---------------------------------------------------------------------------------------------------------------
           Total other income/ (expense)                                 (4,976)            (525)           582
---------------------------------------------------------------------------------------------------------------
(Loss)/earnings before income taxes                                      (5,644)          77,340         22,696
Income taxes (Note 6)                                                    (2,229)         (24,554)        (6,819)
---------------------------------------------------------------------------------------------------------------
Net (loss)/earnings                                                      (7,873)          52,786         15,877
Retained earnings, beginning of period                                   68,663           15,877              -
---------------------------------------------------------------------------------------------------------------
Retained earnings, end of period                                     $   60,790      $    68,663     $   15,877
===============================================================================================================

(Loss)/earnings per share - basic                                    $    (1.71)     $     11.48     $     3.45
===============================================================================================================

Weighted - average common shares outstanding - basic                      4,600            4,600          4,600
===============================================================================================================

















                      See notes to financial statements.


STATEMENTS OF CASH FLOWS
                                                              Nine Months Ended         Year Ended March 31,
                                                              December 31, 1997          1997           1996
                                                              -----------------     ------------    -----------


   Cash flows provided from operating activities:
      Net (loss)/earnings                                        $       (7,873)     $    52,786     $   15,877
      Adjustments to reconcile net (loss)/earnings to net
       cash (used in)/provided by operating activities:
           Depreciation                                                   9,234            4,836          3,690
           Changes in operating assets and liabilities:
                Receivables                                             (25,213)        (121,339)      (239,477)
                Inventories                                             (74,945)          14,067        (40,003)
                Prepaid expenses                                        (13,961)          (4,948)            -0-
                Accounts payable                                        (74,039)         (61,772)       257,447
                Due to affiliate                                        206,419          323,712             -0-
                Accrued liabilities                                     (26,150)          10,772         22,499
---------------------------------------------------------------------------------------------------------------
      Net cash (used in)/provided by operating activities                (6,528)         218,114         20,033
---------------------------------------------------------------------------------------------------------------

Net cash flows from investing activities -
      Capital expenditures                                                4,697           (2,111)       (18,059)
---------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
      Issuance of Common Stock                                               -0-              -0-        49,881
      Principal payments under capitalized lease obligations            (22,993)          (1,641)            -0-
---------------------------------------------------------------------------------------------------------------
      Net cash (used  in)/provided by financing  activities             (22,993)          (1,641)        49,881
---------------------------------------------------------------------------------------------------------------
Effect  of  exchange  rate  changes  on  cash                            (7,571)         (11,301)        (5,426)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease)  in cash and cash  equivalents                  (32,395)         203,061         46,429
Cash and cash  equivalents  at  beginning  of  period                   249,490           46,429             -0-
---------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                       $      217,095      $   249,490     $   46,429
===============================================================================================================

Supplemental  disclosures of cash flow information:  Cash paid during the period for:
           Income taxes                                          $       24,554      $    6,819      $       -0-
           Interest                                              $       12,227      $   21,798      $    2,455
===============================================================================================================

Supplemental disclosures of capitalized lease obligations:
           Capitalized lease obligations                         $           -0-     $   81,058      $       -0-
===============================================================================================================






                      See notes to financial statements.

Notes To Financial Statements

Note 1     The Company and Summary of Significant Accounting Policies:

EFI Electronics Europe, S.L. ("EFI" or the "Company") is a Spanish entity that sells transient voltage surge suppression ("TVSS") and related power products both in Spain and to other non-US companies. The accounting policies of the Company conform to generally accepted accounting principles. The following is a summary of the most significant of such policies:

Cash and Cash Equivalents--The Company considers all interest-bearing deposits with an original maturity date of three months or less when purchased to be cash equivalents.

Inventory---Inventories consist primarily of purchased finished goods and are stated at the lower of cost (first-in first-out method) or market.

Property--Property is stated at cost and depreciated on the straight-line method over the 3 to 10 year lives of assets. Gains and losses on disposal of property are accounted for and disclosed separately in the statement of operations and retained earnings.

Revenue Recognition--Revenue is recognized generally when product is shipped and/or services are performed.

Income Taxes--The Company utilizes the liability method of accounting for income taxes. Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. An allowance against deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized. Research tax credits are recognized as utilized.

Earnings per Share--Basic earnings/(loss) per common share are based on the weighted average number of common shares outstanding during the period. There are no options or other equivalent share instruments outstanding. Therefore, basic and diluted earnings/(loss) are the same.

Foreign Ownership--The Company is an affiliate of EFI Electronics, Inc., headquartered in Salt Lake City, Utah U.S.A., that owns 50% of its outstanding shares. The balance of the shares are owned by four Spanish citizens, one of whom is active in the operations of the Company.

Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses during the reporting period. Estimates also affect the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Research and Development--The Company depends on the research and development activities of its affiliate and has no such capabilities. In some circumstances, the Company is charged for such activities that are solely for its benefit. Such research and development costs have been charged to expense as incurred. The Company expensed $-0-, $185,838 and $120,608 during the nine months ended December 31, 1997, and the years ended March 31, 1997 and March 31, 1996, respectively.

Foreign Currency Translation--The Company's asset and liability accounts, which are originally recorded in Spanish Pesetas, are translated for financial reporting purposes, into U.S. Dollar amounts at period-end rates of exchange. Revenue and expense accounts are translated at the average daily rates during the period. Transaction gains and losses, the amounts of which are not material, are included in other income and expense. Foreign currency translation adjustments are accumulated as a separate component of stockholders' equity.

Note 2     Receivables:

Receivables consist of the following:

                                                              December 31, 1997      March 31, 1997      March 31, 1996

Trade and other receivables                                          $  391,256          $  361,869          $  240,530
Allowance for doubtful accounts                                          (5,227)             (1,053)             (1,053)
-----------------------------------------------------------------------------------------------------------------------
      Total                                                          $  386,029          $  360,816          $  239,477
=======================================================================================================================

Note 3     Property:

Property and estimated useful lives consist of the following:

                                              Years           December 31, 1997      March 31, 1997      March 31, 1996

Communications equipment                      3 - 5                  $   81,058          $  87,784           $       -0-
Furniture and fixtures                        5 - 10                     11,859             10,530               22,866
Less: accumulated depreciation                                          (14,147)            (5,613)              (8,498)
-----------------------------------------------------------------------------------------------------------------------
Property, net                                                        $   78,770          $  92,701           $   14,368
=======================================================================================================================

Note 4     Capital Lease Obligations:

Maturities of capital lease obligations at December 31, 1997 are as follows:

                Fiscal year ending March 31,
                1998 (3 months ending)                       $    6,981
                1999                                             27,925
                2000                                             26,863
                Thereafter                                           -0-
                -------------------------------------------------------
                 Total minimum lease payments                    61,769
                Less:  amount representing interest               5,345
                -------------------------------------------------------
                Present value of net minimum lease payments      56,424
                Less:  current portion                           27,925
                -------------------------------------------------------
                                                             $   28,499
                =======================================================

Included in property is $81,058 of equipment under capital leases at December 31, 1997. The related accumulated amortization is $9,290.

Note 5     Lease Obligations:

The Company currently leases its principal facility for a five-year term ending in December 2002. The minimum future rental commitments under operating leases are as follows:

          Year ended March 31,
               1998                $   2,943
               1999                   11,772
               2000                   11,772
               2001                   11,772
               2002                   11,772
               2003                    8,829
               -----------------------------
                                   $  47,088
               =============================

Rental expense was as follows:

Nine months  ended  December  31,  1997         $ 9,094
Year ended March 31, 1997                      $ 13,779
Year ended March 31, 1996                      $ 14,644

Note 6     Income Taxes:

The provision for income taxes for the nine months ended December 31, 1997 and the years ended March 31, 1997 and 1996, consist of the following:

                                                              December 31, 1997      March 31, 1997      March 31, 1996

Current                                                               $   2,229          $   24,554           $   6,819
Deferred                                                                     -0-                 -0-                 -0-
                                                                      -------------------------------------------------
                                                                      $   2,229          $   24,554           $   6,819
                                                                      =================================================

Note 7     Subsequent Event:

On January 1, 1998, EFI Electronics Corporation increased its investment in the Company by acquiring all of the outstanding shares of common stock held by others.

                       EFI ELECTRONICS CORPORATION
       UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS


On January 1, 1998, EFI Electronics Corporation (the "Company") completed the acquisition of 50% of the outstanding shares of EFI Electronics Europe, S.L., a Spanish company having its principal place of business in Barcelona, Spain ("EFI Spain"). The Company owned the remaining 50% of the shares of EFI Spain prior to the acquisition. EFI Spain was a joint venture between the Company and third parties which was organized to engage in European distribution of the products of the Company.

The proforma combined statements of operations for the nine months ended December 31, 1997 and for the year ended March 31, 1997, give effect to the transfer of control of EFI Spain to the Company as if such transaction had occurred at April 1, 1996. The proforma consolidated balance sheet as of December 31, 1997 gives effect to the transfer of control of EFI Spain to the Company as if such transaction had occurred on December 31, 1997. The transaction was accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16.

The historical financial statements included in the proforma combined financial statements are as of the date and for the periods presented. These unaudited proforma financial statements are for informational purposes only and not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transaction described herein been consummated as of the dates indicated, or that may be achieved in the future.

These unaudited proforma statements should be read in conjunction with the historical financial statements and the related notes thereto of the Company as of December 31, 1997 and for the nine months then ended filed on Form 10-QSB and as of March 31, 1997 and for the year then ended filed on Form 10-KSB with the Securities and Exchange Commission, and of EFI Spain included elsewhere herein.

                       EFI ELECTRONICS CORPORATION
           UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
                            DECEMBER 31, 1997


                                                    EFI                 EFI            PROFORMA               PROFORMA
                                                    USA               EUROPE          ADJUSTMENTS             COMBINED

ASSETS
Current assets:
   Cash and cash equivalents                $       7,287          $    217,095     $   (125,000)  {F1}   $     99,382
   Receivables                                  2,881,559               386,029               -0-            3,267,588
   Inventories                                  3,894,878               100,881          (29,213)            3,966,546
   Prepaid expenses                               175,314                18,909               -0-              194,223
----------------------------------------------------------------------------------------------------------------------
      Total current assets                      6,959,038               722,914         (154,213)            7,527,739

Property - net                                  2,396,612                78,770               -0-            2,475,382
----------------------------------------------------------------------------------------------------------------------

Investment in EFI Europe                          141,875                    -0-        (141,875)                   -0-
Due from EFI Europe                               534,902                    -0-        (534,902)                   -0-
Goodwill                                               -0-                   -0-         711,483   {F1}        711,483
Other assets                                       63,435                    -0-              -0-               63,435
----------------------------------------------------------------------------------------------------------------------
      Total other assets                          740,212                    -0-          34,706               774,918
----------------------------------------------------------------------------------------------------------------------
         Total assets                       $  10,095,862          $    801,684     $   (119,507)         $ 10,778,039
======================================================================================================================

LIABILITIES
Current liabilities:
   Revolving line of credit                 $   3,395,148          $         -0-    $         -0-         $  3,395,148
   Current maturities of notes payable            587,414                    -0-         131,682   {F1}        719,096
   Current maturities of capital lease
     obligations                                   99,912                27,925               -0-              127,837
   Accounts payable                               997,341               121,636               -0-            1,118,977
   Due to EFI - USA                                    -0-              530,131         (530,131)                   -0-
   Reserve for customer warranty                  246,420                    -0-              -0-              246,420
   Accrued liabilities                            792,701                 7,120               -0-              799,821
----------------------------------------------------------------------------------------------------------------------
      Total current liabilities                 6,118,936               686,812         (398,449)            6,407,299
----------------------------------------------------------------------------------------------------------------------

Long-term liabilities:
   Notes payable, less current maturities         832,551                    -0-         143,318   {F1}        975,869
   Capital leases, less current maturities        267,437                28,499               -0-              295,936
----------------------------------------------------------------------------------------------------------------------
      Total long-term liabilities               1,099,988                28,499          143,318             1,271,805
----------------------------------------------------------------------------------------------------------------------
         Total liabilities                      7,218,924               715,311         (255,131)            7,679,104
----------------------------------------------------------------------------------------------------------------------
Commitments                                             -                     -                -                     -

STOCKHOLDERS' EQUITY
   Common stock                                       528                37,099          (37,077)  {F1}            550
   Additional paid-in capital                   2,625,962                12,782          281,996   {F1}      2,920,740
   Retained earnings                              460,448                60,790          (92,038)              429,200
   Cumulative translation adjustment                   -0-              (24,298)         (17,257)              (41,555)
----------------------------------------------------------------------------------------------------------------------
                                                3,086,938                86,373          135,624             3,308,935
   Less stock subscriptions receivable           (210,000)                   -0-              -0-             (210,000)
----------------------------------------------------------------------------------------------------------------------
      Total stockholders' equity                2,876,938                86,373          135,624             3,098,935
----------------------------------------------------------------------------------------------------------------------
      Total liabilities and
         stockholders' equity               $  10,095,862          $    801,684     $   (119,507)         $ 10,778,039
======================================================================================================================

{F1} - The Company purchased all of the outstanding common stock of EFI Spain. The purchase price for the shares was $125,000 of cash, note payable of $275,000 (interest rate of 8.50%) and 220,000 shares of the Company's common stock (valued at 65% of the average price of the Company's common stock for five business days prior to the purchase of EFI Spain). Goodwill was determined as the difference between the purchase price and the investment in EFI Spain.

                       EFI ELECTRONICS CORPORATION
      UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED DECEMBER 31, 1997



                                                    EFI                 EFI            PROFORMA               PROFORMA
                                                    USA               EUROPE          ADJUSTMENTS             COMBINED


Net sales                                   $  12,079,263          $    856,361     $   (527,129)         $ 12,408,495
Cost of sales                                  (7,741,446)             (637,708)         527,129            (7,852,025)
----------------------------------------------------------------------------------------------------------------------
   Gross profit                                 4,337,817               218,653               -0-            4,556,470
----------------------------------------------------------------------------------------------------------------------

Operating expenses:
   Selling, general and administrative          3,084,695               219,321               -0-            3,304,016
   Research and development                       605,811                    -0-              -0-              605,811
   Bad debts                                       20,000                    -0-              -0-               20,000
----------------------------------------------------------------------------------------------------------------------
      Total operating expenses                  3,710,506               219,321               -0-            3,929,827
----------------------------------------------------------------------------------------------------------------------

Earnings/(loss) from operations                   627,311                  (668)              -0-              626,643

Other income/(expense)
   Equity in earnings of joint venture             23,375                    -0-         (23,375)                   -0-
   Other expense, net                             (85,800)              (12,227)              -0-              (98,027)
   Interest income                                     -0-                7,251               -0-                7,251
   Interest expense                              (398,892)                   -0-              -0-             (398,892)
----------------------------------------------------------------------------------------------------------------------
      Total other income/(expense)               (461,317)               (4,976)         (23,375)             (489,668)
----------------------------------------------------------------------------------------------------------------------

Earnings/(loss) before income taxes               165,994                (5,644)         (23,375)              136,975
Income taxes                                           -0-               (2,229)              -0-               (2,229)
----------------------------------------------------------------------------------------------------------------------
Net earnings/(loss)                         $     165,994          $     (7,873)    $    (23,375)         $    134,746
======================================================================================================================

Proforma earnings per share:

     Basic                                                                                                $       0.03
     Diluted                                                                                              $       0.02
======================================================================================================================

Weighted average common and dilutive common equivalent shares outstanding:

     Basic                                                                                                   5,273,096
     Diluted                                                                                                 5,478,433
======================================================================================================================




Note - the proforma adjustments shown above eliminate routine inter-company sales and expenses.

                       EFI ELECTRONICS CORPORATION
      UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED MARCH 31, 1997



                                                    EFI                 EFI            PROFORMA               PROFORMA
                                                    USA               EUROPE          ADJUSTMENTS             COMBINED



Net sales                                   $  13,759,812          $  1,015,170     $   (256,105)         $ 14,518,877
Cost of sales                                  (9,235,554)             (394,431)         256,105            (9,373,880)
----------------------------------------------------------------------------------------------------------------------
   Gross profit                                 4,524,258               620,739               -0-            5,144,997
----------------------------------------------------------------------------------------------------------------------

Operating expenses:
   Selling, general and administrative          4,053,615               357,036               -0-            4,410,651
   Research and development                       552,458               185,838         (185,838)              552,458
   Bad debt                                        79,117                    -0-              -0-               79,117
----------------------------------------------------------------------------------------------------------------------
      Total operating expenses                  4,685,190               542,874         (185,838)            5,042,226
----------------------------------------------------------------------------------------------------------------------

Earnings/(loss) from operations                  (160,932)               77,865          185,838               102,771

Other income/(expenses)
   Equity in earnings of joint venture            151,818                    -0-        (151,818)                   -0-
   Other income , net                                 106                21,273               -0-               21,379
   Interest expense                              (454,415)              (21,798)              -0-             (476,213)
----------------------------------------------------------------------------------------------------------------------
      Total other income/(expense)               (302,491)                 (525)        (151,818)             (454,834)
----------------------------------------------------------------------------------------------------------------------

Earnings/(loss) before income taxes              (463,423)               77,340           34,020              (352,063)
Income taxes                                      (33,895)              (24,554)              -0-              (58,449)
----------------------------------------------------------------------------------------------------------------------
Net earnings/(loss)                         $    (497,318)         $     52,786     $     34,020          $   (410,512)
======================================================================================================================

Proforma loss per share:

     Basic                                                                                                $      (0.11)
     Diluted                                                                                              $      (0.11)
======================================================================================================================

Weighted average common and dilutive common equivalent shares outstanding:

     Basic                                                                                                   3,815,016
     Diluted                                                                                                 3,815,016
======================================================================================================================







Note - the proforma adjustments shown above eliminate routine inter-company sales and expenses.